UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2015

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution since September 2011. At the June 2015 meeting of the Fund’s Board of Directors (the “Board”), the Board reaffirmed the current 35.0 cent per share quarterly distribution rate and adopted a Managed Distribution Plan (the “Plan”). The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. The Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders to maintain the steady distribution rate that has been approved by the Board.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source. The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

Please refer to page 25 of this report for a description of the Managed Distribution Plan in a Question and Answer format.

LETTER TO SHAREHOLDERS

June 18, 2015

Dear Fellow Shareholders:

We are pleased to present this semi-annual report for the Duff & Phelps Global Utility Income Fund Inc. (“DPG” or the “Fund”).

The U.S. economy suffered from several one-time events in the first quarter of 2015. Unusually cold weather, a West Coast dock strike, low oil prices, and a surging dollar all served to depress growth in the quarter. Some economists suggest that faulty seasonal adjustments applied by the U.S. Department of Commerce’s Bureau of Economic Analysis may also have been a factor in weak first-quarter growth rates for the past several years. As the year goes on, however, we do expect the growth rate will rise to a more typical level.

The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has been scrutinizing both domestic and international economic data to ascertain whether an initial rise in short-term interest rates is warranted. While markets had expected that the beginning of a return to more “normal” interest rate levels would occur by June, the weak first-quarter growth has caused some investors and economists to revise their views and anticipate an initial rise later in the year. Overseas, European quantitative easing (“QE”) is in full swing and, as a result, economic activity in Europe is expected to improve as the year goes on. Short-term interest rates in the U.S. have remained near zero, but the yield on the 10-year Treasury bond began rising sharply in late April. Broad equity markets in developed countries are in positive territory through late May, with the U.S. markets lagging most European and Asian returns.

In managing the portfolio, we are maintaining our focus on companies with strong business fundamentals, which we believe will underpin a company’s ability to continue, and perhaps grow, dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive investment focus.

Performance Review: Consistent with the income orientation that is a primary component of the Fund’s objective, in March 2015, the Fund’s Board of Directors (the “Board”) declared a quarterly dividend of 35 cents per share of common stock payable on June 30. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 6.9% of the April 30, 2015, closing price of $20.40 per share.

On a net asset value (“NAV”) basis, the Fund’s annualized total return (reflecting income plus change in the net asset value of the portfolio) was 12.6% from the inception date of July 29, 2011, through April 30, 2015, outperforming the Composite Index, which had a 8.9% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of 8.0% from inception, below the 8.9% return of the Composite Index. For the year ended April 30, 2015, the Fund’s NAV total return was 4.9%, the market price total return was 6.7%, and the Composite Index rose 1.0%. In the six months ended April 30, 2015, the total returns for the Fund’s NAV and market price were -2.0% and -3.7%, respectively, compared to a total return of -2.6% for the Composite Index.

The table below compares the performance of the Fund to various market indices.

Total Returns[1] For the period indicated through April 30, 2015
	Six Months	One Year	Three Years (annualized)	From Inception 7/29/11 (annualized)
Duff & Phelps Global Utility Fund Inc.
Market Value[2]	-3.7%	6.7%	10.6%	8.0%
Net Asset Value[3]	-2.0%	4.9%	13.2%	12.6%
Composite Index[4]	-2.6%	1.0%	10.6%	8.9%
MSCI U.S. Utilities Index[4]	-1.8%	4.5%	10.3%	11.1%
MSCI World ex U.S. Utilities Index[4]	-3.8%	-3.4%	6.1%	1.0%
MSCI World Telecom Services Index[4]	4.6%	5.2%	13.4%	9.3%
Alerian MLP Index[4]	-7.5%	-0.7%	10.6%	12.5%
S&P 500 Index	4.4%	13.0%	16.7%	16.1%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
²	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
³	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI, Alerian, and Bloomberg.

Market and Fund Update: Real GDP has grown at an annualized rate of less than 1% over the last six months, according to the preliminary estimate by the U.S. Department of Commerce’s Bureau of Economic Analysis. This is a lower growth rate compared to prior quarters, due to issues that arose late in 2014 and in the first quarter of 2015 (as noted above). We believe underlying growth will accelerate moderately to a more normal rate in the 2 1/2%-3 1/2% range in coming quarters.

Increases in total non-farm payroll employment have averaged over 250,000 over the 12 months ending in May 2015, and the unemployment rate is near a cyclical low of 5.5%. Both indicators have certainly moved in the right direction. However, the labor participation rate and hourly earnings growth are still relatively low, suggesting that there still may be some slack in labor markets. Inflation has remained subdued, overall, as lower oil prices have contributed to a decline in the energy component of consumer prices over the past several months. Excluding food and energy, which are typically more volatile than other components of inflation measures, consumer prices are running 1 1/2%-2% higher than a year ago. Other data suggest that the housing recovery is continuing, and bank lending data show an increase in lending that is supportive of economic growth.

We expect FOMC policy to continue to be “data driven,” as the FOMC monitors labor market developments (such as the labor participation rate and wage growth), trends in various measures of inflation, changes in the foreign exchange value of the dollar, and economic strength in U.S. trading partners when it assesses the economy to determine the timing of its policy actions. At this point, we believe initial tightening of monetary conditions will most likely begin later, rather than earlier, this year.

Turning to Europe, the European Central Bank has implemented quantitative easing, and there are expectations for a rise in growth. With respect to Asia, real growth in Japan has improved recently, but in China growth has remained in the 6-7% range.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain an attractive prospect for investors desiring income. As of April 30, 2015, the Fund’s $1.40 annual distribution rate was 6.9% of market price and 6.0% of NAV, which is attractive compared to the Composite Index’s distribution rate of 4.5%. In addition, the Fund’s annual distribution rate compares favorably to the April 30, 2015, 10-year Treasury yield of 2.1%, and the S&P 500’s distribution rate of 2.0%.

The Fund’s geographic and sector investment allocations as of April 30, 2015, are shown in the pie charts later in this report. Geographically, about 43% of the Fund’s assets are invested internationally. The Fund’s sector allocation is 46% in electric, gas and water; 19% in telecommunication services; and 34% in oil and gas storage and transportation (i.e., midstream energy).

Volatility is still the name of the game for the broad equity market indices, although the general trend has been positive. Indeed, there have been new all-time highs achieved in recent months. While dividend-paying stocks, particularly utilities, were very strong late last year and in January, the market’s love affair with this sector ended abruptly in February when the MSCI U.S. Utilities Index fell more than 6%. The weakness moderated in March and April, when the Index was down 1.0% and 0.5%, respectively. During those three months, it appears that utility performance was driven more by the fear of an initial rate increase by the Fed and/or a resumption of a rising trend in long-term yields rather than the reality of either of those developments actually occurring during the period. Nevertheless, we believe the Fund’s utility holdings will tend to experience weakness whenever investors fear an upward pressure on interest rates. The first quarter decrease in domestic utility prices has brought valuations down from what we regarded as unsustainable levels, and we feel the Fund’s holdings are attractive from the viewpoint of sustainable or growing dividends, consistent with the Fund’s primary investment objective.

In the U.S., reported earnings in the Fund’s electric, gas, and water holdings were generally in line with expectations. Weather in some parts of the country weighed on revenues but, in many cases, companies were able to offset this with operational efficiencies. Internationally, the total returns of electric, gas and water utilities were mixed, with significant regional differences: utilities in Australia, New Zealand, Japan, and Hong Kong outperformed their European counterparts; in Europe, only German utilities had positive returns overall, due in part to the significant reduction in Bund yields during the period. Overall, we will continue to look for utility companies that we believe will pay stable to growing dividends underpinned by solid operating fundamentals and sound management strategies.

The U.S. telecom sector did well in the calendar year-to-date, with the S&P 500 Telecom Services Index outperforming the S&P 500 Utilities Index as well as the broader S&P 500 Index through the end of April. However, telecom sector performance was concentrated in the “Bells” (AT&T and Verizon), while the smaller, higher-yielding rural telecom companies, in which the Fund has greater investments, suffered disproportionately due to fears of a Fed rate increase as well as factors specific to individual companies. Globally, telecom companies performed well through April with the MSCI World Telecom Services Sector Index up 6.4% on a price-only basis since the beginning of 2015. The sector had strong performance in Asia (especially Japan and China) and Europe, as yield stocks in both regions benefited from QE. The Fund’s investments in Australia and New Zealand did not perform as well, due to weak currencies and concerns over the economies of those nations. The Fund had few investments in European telecom companies due to poor fundamental valuations as well as our concerns over weakness in the Euro and the sustainability of the economic recovery in Europe in the face of disruption over debt and the Greek bailouts.

Midstream energy master limited partnerships (“MLPs”) have performed in line with the broader equity markets on a calendar year-to-date basis, but have underperformed more widely over a trailing six-month and twelve-month period. Much of the underperformance can be directly tied to the precipitous drop in oil prices, impacting virtually every company in the energy sector. As a sign of resiliency, none of the Fund’s midstream holdings cut their distributions over the trailing twelve-month period, and both the Fund’s holdings and the broader MLP sector maintained a mid-to-high single digit distribution growth over the same period. We continue to position the Fund with a bias toward large cap, diversified MLPs with stable cash flows, high distribution coverage, investment grade ratings, and visible distribution growth.

Board of Directors Meeting: At the regular June 2015 meeting of the Fund’s Board of Directors, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 15, 2015, with the distribution to be payable on September 30, 2015. In addition, the Board also adopted a Managed Distribution Plan. The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Plan is described in more detail in a Question and Answer format on page 25 of this report.

The prolonged period of unprecedented monetary easing has resulted in very low interest rates, which have driven the valuations of income-oriented stocks to relatively high levels and have depressed domestic utility common stock dividend yields well below their long-term average. Moreover, during the period since the Fund’s inception, there have been numerous dividend reductions, particularly by foreign telecom companies, but also by European utility companies that could be potential Fund holdings. The increase in the value of the U.S. dollar has caused the Fund’s foreign dividend income to decline, on a relative basis, after conversion into U.S. dollars. Thus, the Fund is now in a position where dividend income is harder to obtain and where trading to augment dividend income generates significant realized capital gains, due to the favorable performance of the Fund’s holdings.

Realized capital gains must be distributed to shareholders in accordance with the following regulatory requirements. The Investment Company Act of 1940 (“1940 Act”) and related rules of the Securities and

Exchange Commission (“SEC”) generally prohibit investment companies from distributing long-term capital gains, as defined by the Internal Revenue Code of 1986 (the “Internal Revenue Code”), more often than once in a twelve-month period, subject to limited exceptions. For that reason, funds that have adopted a Managed Distribution Plan often seek an exemptive order from the SEC, permitting them to distribute long-term capital gains up to 12 times annually.

The SEC issued such an exemptive order (the “Exemptive Order”) to another fund in the same complex as the Fund—DNP Select Income Fund Inc. (“DNP”)—and to the Fund’s investment adviser, Duff & Phelps Investment Management Co. (the “Adviser”), on August 26, 2008. The Exemptive Order expressly provided that it would also apply to any closed-end investment company that in the future is advised by the Adviser and complies with the terms and conditions of the Exemptive Order. Accordingly, pursuant to resolutions adopted at the June 2015 Board meeting, the DPG Fund has elected to avail itself of the benefits, and comply with the terms and conditions, of the Exemptive Order.

Based on the Exemptive Order, the Fund can support a managed distribution by making multiple distributions of long-term capital gains over the course of a year, instead of being forced to have a lower distribution rate over the course of a year and then making one special distribution of long-term capital gains at the end of the year.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

On the basis of U.S. generally accepted accounting principles (“GAAP”), the Fund expects that the portions of the distribution attributable to return of capital will be due primarily to the Fund’s investments in MLPs, but capital may also be returned if the Fund’s investments are unable to generate sufficient net investment income and capital gains to fund the entirety of the Fund’s distribution. Any portion of the Fund’s distribution that is a return of capital will require shareholders to adjust their cost basis. The tax treatment of the Fund’s distributions may differ from the GAAP treatment.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on June 18, 2015. At that meeting, holders of the Fund’s common stock reelected Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DPG.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).
•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2015, the Fund’s leverage consisted of $260 million of debt, which represented approximately 23% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA Vice President & Chief Investment Officer	Nathan I. Partain, CFA President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2015

(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—128.7%

	¢ ELECTRIC, GAS AND WATER—59.8%
578,000	DTE Energy Co.	$46,026,140
21,937,500	Duet Group (Australia)	43,921,525
441,000	Duke Energy Corp.	34,208,370
1,322,000	Fortum OYJ (Finland)	26,274,043
500,000	Integrys Energy Group, Inc.	36,550,000
5,792,000	National Grid plc (United Kingdom)	78,148,925
1,755,000	PPL Corp.	59,722,650
2,829,000	Scottish & Southern Energy plc (United Kingdom)	67,178,274
925,000	Southern Co.(1)	40,977,500
4,116,500	United Utilities Group plc (United Kingdom)	61,355,419
830,000	Westar Energy, Inc.	31,249,500

		525,612,346

	¢ OIL & GAS STORAGE AND TRANSPORTATION—44.2%
4,287,455	APA Group (Australia)	32,571,711
247,184	DCP Midstream Partners LP	10,085,107
688,861	Enbridge Energy Partners LP	25,584,298
536,346	Energy Transfer Partners LP	30,990,072
802,800	Enterprise Products Partners LP	27,495,900
280,500	Genesis Energy LP	13,943,655
1,431,854	Kinder Morgan, Inc.	61,498,129
350,000	Knot Offshore Partners LP (Marshall Islands)	8,400,000
367,500	MarkWest Energy Partners LP	24,791,550
285,716	NuStar Energy LP	19,194,401
502,465	Targa Resources Partners LP	22,832,010
278,834	TC Pipelines LP	18,983,019
387,020	Teekay LNG Partners LP (Marshall Islands)	15,256,328
384,919	Teekay Offshore Partners LP (Marshall Islands)	9,030,200

Shares	Description	Value (Note 2)

600,000	TransCanada Corp. (Canada)	$ 27,849,150
814,270	Williams Partners LP	40,224,938

		388,730,468

	¢ TELECOMMUNICATIONS—24.7%
901,440	Communications Sales & Leasing, Inc.	27,115,315
4,154,000	Frontier Communications Corp.(1)	28,496,440
15,565,000	Spark New Zealand Ltd. (New Zealand)	35,283,470
7,845,000	TeliaSonera AB (Sweden)	48,952,702
7,610,000	Telstra Corp., Ltd. (Australia)	37,518,241
612,000	Verizon Communications, Inc.	30,869,280
751,200	Windstream Holdings, Inc.	8,774,016

		217,009,464

	Total Common Stocks & MLP Interests (Cost $929,999,633)	1,131,352,278

SHORT-TERM INVESTMENTS—2.0%

	¢ MONEY MARKET MUTUAL FUND—2.0%
17,419,044	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.130%)	17,419,044

	Total Short-Term Investments (Cost $17,419,044)	17,419,044

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—130.7%(2) (Cost $947,418,677)		$1,148,771,322

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2015

(Unaudited)

Contracts	Description	Value (Note 2)
WRITTEN OPTIONS—(0.0)%

	¢ CALL OPTIONS—(0.0)%
41,540	Frontier Communications Corp. Expiration: 5/15/15 Strike price $8	$(83,080)
887	Southern Co. Expiration: 5/15/15 Strike price $55	—

	Total Written Options (Premiums received $1,029,441)	(83,080)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—130.7% (Cost $946,389,236)		$1,148,688,242

Borrowings—(29.6)%		(260,000,000)
Other liabilities less assets—(1.1)%		(9,765,378)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$878,922,864

(1) All or a portion segregated as collateral for written options.

(2) All or a portion of the total investments before written options have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2015:

Level 1
Common stocks & MLP interests	$1,131,352,278
Money market mutual fund	17,419,044
Written options	(83,080)

Total	$1,148,688,242

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2015.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

April 30, 2015

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

(Unaudited)

ASSETS:
Investments at value (cost $947,418,677)	$1,148,771,322
Foreign currency at value (cost $194,406)	194,168
Receivables:
Dividends	2,564,707
Reclaims	1,001,421
Interest	2,078
Prepaid expenses	31,115

Total assets	1,152,564,811

LIABILITIES:
Borrowings (Note 7)	260,000,000
Written call options at value (premiums received $1,029,441) (Note 5)	83,080
Payable for securities purchased	12,552,628
Investment advisory fee (Note 3)	779,385
Administrative fee (Note 3)	70,322
Interest payable on line of credit	6,608
Directors’ fees	1,902
Accrued expenses	148,022

Total liabilities	273,641,947

NET ASSETS APPLICABLE TO COMMON STOCK	$878,922,864

CAPITAL:
Common stock ($0.001 par value; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	671,964,380
Distributions in excess of net investment income	(13,176,386)
Accumulated net realized gain on investments	17,791,154
Net unrealized appreciation on investments, foreign currency translation, and written options	202,305,786

Net assets applicable to common stock	$878,922,864

NET ASSET VALUE PER SHARE OF COMMON STOCK	$23.17

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2015

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,115,568)	$29,876,942
Less return of capital distributions (Note 2)	(9,586,798)
Interest	8,610

Total investment income	20,298,754

EXPENSES:
Investment advisory fees (Note 3)	5,709,035
Administrative fees (Note 3)	441,972
Interest expense and fees on borrowings (Note 7)	1,170,252
Accounting agent fees	127,549
Directors’ fees	87,702
Professional fees	87,371
Reports to shareholders	61,698
Custodian fees	41,889
Registration fees	16,618
Transfer agent fees	4,968
Other expenses	31,577

Total expenses	7,780,631
Less expenses reimbursed by investment advisor (Note 3)	(856,355)

Net expenses	6,924,276

Net investment income	13,374,478

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	35,049,231
Net realized gain (loss) on foreign currency transactions	(347,997)
Net realized gain (loss) on written options	100,785
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(67,775,272)
Net change in unrealized appreciation (depreciation) on written options	946,361

Net realized and unrealized gain (loss)	(32,026,892)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(18,652,414)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2015 (Unaudited)	For the year ended October 31, 2014
OPERATIONS:
Net investment income	$13,374,478	$35,047,165
Net realized gain (loss)	34,802,019	(674,279)
Net change in unrealized appreciation (depreciation)	(66,828,911)	115,784,219

Net increase (decrease) in net assets applicable to common stock resulting from operations	(18,652,414)	150,157,105

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(13,374,478)*	(39,060,682)
In excess of net investment income	(13,176,386)*	—
Return of capital	— *	(14,041,046)

Decrease in net assets from distributions to stockholders (Note 6)	(26,550,864)	(53,101,728)

Total increase (decrease) in net assets	(45,203,278)	97,055,377

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	924,126,142	827,070,765

End of period (including distributions in excess of net investment income of $(13,176,386) and $0 respectively)	$878,922,864	$924,126,142

*	Allocations to net investment income, net realized gains and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2015

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$21,426,570
Interest paid on borrowings	(1,170,035)
Expenses paid	(5,811,865)
Purchase of long-term investment securities	(304,612,553)
Proceeds from sale of long-term investment securities	319,163,698
Net change in short-term investments	(12,836,964)
Return of capital distributions on investments	9,586,798
Proceeds from options written	1,166,938
Closing purchases of written options	(36,712)
Net realized loss from foreign currency transactions	(347,997)
Cash impact from unrealized foreign exchange appreciation	(297)

Net cash provided by operating activities		$26,527,581
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)

Net cash used in financing activities		(26,550,864)

Net decrease in cash and cash equivalents		(23,283)
Cash and cash equivalents—beginning of period		217,451

Cash and cash equivalents—end of period		$194,168

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(18,652,414)
Purchase of long-term investment securities	(304,612,553)
Proceeds from sales of long-term investment securities	319,163,698
Net change in short-term investments	(12,836,964)
Net realized gain on investments	(35,049,231)
Return of capital distributions on investments	9,586,798
Increase in written options	1,029,441
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	67,775,272
Net change in unrealized (appreciation) depreciation on written options	(946,361)
Net change in unrealized (appreciation) depreciation on foreign currency	36,871
Decrease in dividends and interest receivable	1,767,481
Increase in reclaims receivable	(676,833)
Increase in interest payable	217
Decrease in expenses payable	(57,841)

Total adjustments		45,179,995

Net cash provided by operating activities		$26,527,581

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2015 (Unaudited)	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2012	For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$24.36	$21.81	$19.46	$19.59	$19.07 (2)

Net investment income(3)	0.35	0.92	0.82	0.96	0.27
Net realized and unrealized gain (loss)	(0.84)	3.03	2.93	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	(0.49)	3.95	3.75	1.27	0.87

Distributions on common stock:
Net investment income	(0.35)	(1.03)	(0.87)	(0.93)	(0.24)
In excess of net investment income	(0.35)	—	—	—	—
Return of capital	—	(0.37)	(0.53)	(0.47)	(0.11)

Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(0.35)

Net asset value, end of period	$23.17	$24.36	$21.81	$19.46	$19.59

Per share market value, end of period	$20.40	$21.92	$19.38	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(4)	1.57%*	1.55%	1.60%	1.69%	1.52%*
Net operating expenses, without leverage(4)	1.30%*	1.26%	1.23%	1.25%	1.20%*
Gross operating expenses(4)	1.76%*	1.79%	1.92%	2.03%	1.83%*
Net investment income	3.03%*	4.02%	4.04%	4.99%	5.39%*

SUPPLEMENTAL DATA:
Total return on market value(5)	(3.71)%	21.14%	13.69%	2.22%	(1.40)%
Total return on net asset value(5)	(1.97)%	18.61%	20.14%	6.77%	4.70%
Portfolio turnover rate	26%	29%	20%	21%	0%
Asset coverage ratio on borrowings, end of period	438%	455%	412%	384%	385%
Net assets applicable to common stock, end of period (000’s omitted)	$878,923	$924,126	$827,071	$738,117	$742,040

*	Annualized.
(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(5)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2015, the Fund estimated that 89.2% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2011 to 2014 are subject to review.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income, and partially attributable to return of capital due to investments in MLPs. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2015 were $87,702.

D.      Affiliated Shareholder: At April 30, 2015, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 6,552 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were $290,921,097 and $318,130,941, respectively.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above. During the six months ended April 30, 2015, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the six months ended April 30, 2015 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2014	0	$0
Options written	46,040	1,166,938
Options closed (premiums paid $36,712)	(3,113)	(125,497)
Options expired	(500)	(12,000)
Options exercised	—	—

Options outstanding at April 30, 2015	42,427	$1,029,441

The average premiums received for call options written during the six months ended April 30, 2015, were $(451,743). The average premiums received amount is calculated based on the average daily premiums received for the six months ended April 30, 2015.

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2015 and for the six months then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$100,785

Liabilities: Written call options at value	(83,080)	Net change in unrealized appreciation (depreciation) on written options	946,361

Net asset (liability) balance	$(83,080)	Total net realized and unrealized gain (loss)	$1,047,146

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

Note 6. Distributions and Tax Information

At October 31, 2014, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$878,208,288	$310,393,073	$(8,318,776)	$302,074,297

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$39,060,682	$32,830,263
Return of capital	14,041,046	20,271,465

Total distributions	$53,101,728	$53,101,728

The tax character of distributions paid in 2015 will be determined at the Fund’s fiscal year end October 31, 2015.

Under the Regulated Investment Company modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At October 31, 2014, the Fund had short-term capital loss carryovers of $4,490,591 and long-term capital loss carryovers of $8,272,256 not subject to expiration.

Note 7. Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below $170,000,000 (the commitment fee). There were no commitment fees paid or accrued for the six months ended April 30, 2015. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 0.897%, respectively. At April 30, 2015, the Fund had outstanding borrowings of $260,000,000 at a rate of 0.915% for a one-month term.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2015

(Unaudited)

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund since the Fund’s inception in 2011 and for the 1-year period ended

June 30, 2014, measured against three benchmarks: the Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Lipper Inc. (“Lipper”), an independent provider of investment company data), a subset of the Lipper Sector Peer Group Average identified by the Adviser as investing in sectors similar to the Fund (the “Sector Peer Group Subset”), and a composite of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 1-year period ended June 30, 2014, and since the Fund’s inception, the Fund’s net asset value (“NAV”) total return and its market value total return each outperformed the Lipper Sector Peer Group Average, and further noted that over both such periods, the Fund’s NAV total return had also outperformed the Composite Benchmark, although its market value total return trailed the Composite Benchmark since the Fund’s inception. The Contracts Committee further considered that because current income is one of the components of Fund’s investment objective of total return, it was relevant to consider the Fund’s distribution rate as compared to the Composite Benchmark and its component indices. The Contracted Committee noted that, based on data provided by the Adviser, as of June 30, 2014, the Fund’s distribution rate, calculated on both an NAV and market value basis, exceeded the Composite Benchmark’s yield, and the yield of each component of the Composite Benchmark other than the MSCI World Telecom Index, which it trailed.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Lipper expense group; but (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Lipper, was below the median both on the basis of assets attributable to common stock and on a total asset basis. The Committee also considered the Adviser’s willingness to agree to contractually to reimburse the Fund for certain expenses—in effect offsetting a portion of the advisory fee—during the first six years of the Fund’s operations (see Note 3 to Financial Statements above).

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver, but that upon the expiration of the fee waiver, it might be appropriate for the Fund to seek a fee breakpoint at higher asset levels. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a term commencing on April 30, 2015 and ending on March 1, 2016. On December 19, 2014, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a term commencing on April 30, 2015 and ending on March 1, 2016.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on June 18, 2015. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year 2018 and until their successors are duly elected and qualified:
Donald C. Burke	32,940,516	396,803
Stewart E. Conner	32,856,706	480,613
Eileen A. Moran	32,941,448	395,871
David J. Vitale	32,860,082	477,237

Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain, Christian H. Poindexter, and Carl F. Pollard.

QUESTIONS AND ANSWERS REGARDING THE MANAGED DISTRIBUTION PLAN (Unaudited)

Question 1: What is a Managed Distribution Plan?

Answer: A Managed Distribution Plan is one in which common shareholders receive a consistent, but not guaranteed, periodic cash payment, regardless of when or whether income is earned or capital gains are realized. Such a policy recognizes that many investors are willing to accept the higher price volatility of equity investments, but desire a stable level of cash distributions available to them each quarter for reinvestment or other purposes. The Plan adopted by your Fund’s Board of Directors in June 2015 provides for a continuation of quarterly distributions of 35.0 cents per share, which amounts to $1.40 annually, subject to the Board’s right to suspend, modify, or terminate the Plan without notice at any time.

Question 2: Why is the Fund implementing a Managed Distribution Plan at this time?

Answer: The prolonged period of unprecedented monetary easing has resulted in very low interest rates, which have driven the valuations of income-oriented stocks to relatively high levels and have depressed domestic utility common stock dividend yields well below their long-term average. Moreover, during the period since the Fund’s inception, there have been numerous dividend reductions, particularly by foreign telecom companies, but also by European utility companies that could be potential Fund holdings. The increase in the value of the U.S. dollar has caused the Fund’s foreign dividend income to decline, on a relative basis, after conversion into U.S. dollars. Thus, the Fund is now in a position where dividend income is harder to obtain and where trading to augment dividend income generates significant realized capital gains, due to the favorable performance of the Fund’s holdings.

Realized capital gains must be distributed to shareholders in accordance with the following regulatory requirements. The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the Internal Revenue Code, more often than once in a twelve-month period, subject to limited exceptions. For that reason, funds that have adopted a Managed Distribution Plan often seek an exemptive order from the SEC, permitting them to distribute long-term capital gains up to 12 times annually.

Question 3: As the Fund implements the Managed Distribution Plan, will it be able to benefit from an SEC exemptive order?

Answer: Yes. The SEC issued such an exemptive order (the “Exemptive Order”) to DNP and the Adviser on August 26, 2008. The Exemptive Order expressly provided that it would also apply to any closed-end investment company that in the future is advised by the Adviser and complies with the terms and conditions of the Exemptive Order. Accordingly, pursuant to resolutions adopted at the June 2015 Board meeting, the Fund has elected to avail itself of the benefits, and comply with the terms and conditions, of the Exemptive Order.

Based on the Exemptive Order, the Fund can support a managed distribution by making multiple distributions of long-term capital gains over the course of a year, instead of being forced to have a lower distribution rate over the course of a year and then making one special distribution of long-term capital gains at the end of the year.

Question 4: What information did the SEC require the Board to consider in connection with the decision to rely on the Exemptive Order?

Answer: First, the Board was required to consider: (1) the details of the proposed Managed Distribution Plan (including the amount of the periodic, level distribution), the purpose of the Plan, and the right of the Board to amend or terminate the Plan at any time without prior notice to Fund shareholders; (2) how adoption and implementation of the Plan are consistent with the Fund’s investment objectives and policies and are in the best interests of the Fund and its shareholders; (3) any potential or actual conflict of interest that the Adviser or any affiliated persons of the Fund or Adviser may have relating to the adoption or implementation of the Plan; (4) any foreseeable material effect of the Plan on the Fund’s long-term total return in relation to market price and net asset value (“NAV”); and (5) whether the rate of distribution under the Plan will exceed the Fund’s total expected return in relation to NAV.

Second, from a compliance standpoint, the Board was required to consider the policies and procedures that the Fund’s Administrator and Adviser propose to adopt relating to the Plan. Specifically, the compliance procedures relating to the Plan must: (1) be designed to provide reasonable assurance that all notices required to be sent to Fund shareholders pursuant to Section 19 of the 1940 Act include all the required disclosures; (2) require that the Fund keep records that demonstrate its compliance with all of the conditions of Section 19 of the 1940 Act; (3) provide for the Fund’s Chief Compliance Officer to review the adequacy of the policies and procedures proposed by the Fund’s Administrator and Adviser, determine whether the Fund and the Fund’s Adviser have complied with the conditions set out by the SEC in the exemptive order, and report the results of the review to the Board of Directors at least once every three months or at the next regularly scheduled quarterly board meeting; (4) address the course of action for widespread public disclosure of information regarding the Fund’s periodic distributions via press releases, SEC filings, website postings, and inclusion in Fund information, communications, and reports to shareholders, beneficial owners, and potential shareholders; (5) address monitoring the trading in the Fund’s common stock so that the Board of Directors may readdress the appropriateness of the Plan and its benefits to Fund shareholders if the Fund’s common stock has traded at greater than a 10% premium to NAV and/or the Fund’s annualized distribution rate, expressed as a percentage of NAV, is greater than the Fund’s average annual total return in relation to the change in NAV over a prescribed period of time.

Question 5: What are the primary advantages of a Managed Distribution Plan?

Answer: A managed distribution plan allows a fund to provide to its common shareholders a regular, periodic distribution that is not dependent on the timing or amount of income earned or capital gains realized by the fund. This type of distribution plan recognizes that many investors are willing to accept the higher price volatility of equity investments but also like to receive a consistent level of cash distributions each quarter for reinvestment or other purposes. It also reduces share price volatility associated with a potentially large one-time distribution. Further, Lipper Analytical Services (“Lipper”) data indicate that, historically, managed distribution policies have tended to have a positive effect on supporting a closed-end fund’s market price in relation to its NAV.

To the extent that the Fund distributes long-term capital gains, the tax effects will be favorable under current tax law, as the applicable tax rate will be the lower capital gains tax rate instead of the rate applied to ordinary income.

Question 6: What are the primary disadvantages of a Managed Distribution Plan?

Answer: The Managed Distribution Plan may affect the Fund’s portfolio management strategy, which is discussed in Question 7 below. If the Fund’s total return is less than the annual distribution, the Managed Distribution Plan could shrink the assets of the Fund over time and thus increase the Fund’s expense ratio (i.e., the Fund’s fixed expenses will be spread over a smaller pool of assets). Another potential disadvantage of the Managed Distribution Plan is that it is subject to modification, suspension or termination by the Board at any time, without notice. This is discussed in more detail in Question 8 below. Advantages and disadvantages notwithstanding, the Fund has no control over the capital gains it may be forced to realize because of unexpected tender offers or mergers of the issuers of its underlying stockholdings. In addition, the components of dividends received from MLPs—ordinary income, capital gains, and return of capital—cannot be determined by the Fund at the time of distribution. Indeed, the MLPs themselves do not know the exact percentage breakdown of those components until after the end of the calendar year, at which time MLP security holders (including the Fund) are notified. The tax characteristics of the MLP distribution portion of the Fund’s total distribution for a year are then made available to Fund shareholders, but are not within the control of the Fund.

Question 7: Will the Managed Distribution Plan impact the way in which the Fund is managed?

Answer: Adoption of the Plan is not expected to materially change the portfolio management strategy of the Fund. The Fund’s ongoing investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).
•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Question 8: Under what circumstances can the Managed Distribution Plan be terminated or suspended?

Answer: The Managed Distribution Plan can be modified, suspended, or terminated at any time by the Board, without any notice to or approval by shareholders, if the Board deems such action to be in the best interests of the Fund and its shareholders. For instance, the Board may modify, suspend, or terminate the Managed Distribution Plan if the Plan has the effect of shrinking the Fund’s assets to a level that is determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

Question 9: Are the managed distribution payments considered “yield”?

Answer: Not necessarily. You should not draw any conclusions about the Fund’s investment performance based on the magnitude of the distribution. Yield is a measure of net investment income, relative to the share price, that is distributed to the Fund’s shareholders. A distribution of capital gains, for example, is not considered net investment income. Neither is a return of capital. Therefore, managed distributions consisting of capital gains and/or return of capital do not result in a higher yield.

Question 10: Will the Managed Distribution Plan result in any additional administrative consequences or have tax effects for shareholders?

Answer: A long-term capital gains distribution, regardless of whether it is disbursed quarterly or once annually, will be taxed at the long-term capital gain tax rate under the Internal Revenue Code.

Return of capital is not taxable to shareholders in the year it is paid. Rather, shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Such an adjustment may cause a shareholder’s gain to be greater, or loss to be smaller, depending on the sales proceeds received. Because the Fund’s distributions already contain a return of capital component attributable to the holding of MLPs, these cost basis adjustments are already taking place. Shareholders who hold their shares in non-taxable accounts such as IRAs will not need to make any adjustments in the cost basis.

The foregoing is not intended to be a complete discussion of the tax consequences of the Managed Distribution Plan and shareholders are urged to seek their own professional tax advice regarding this matter. The Fund will send you a Form 1099-DIV following the end of each calendar year that will tell you how to report Fund distributions for federal income tax purposes.

Question 11: Why do shareholders receive a 19(a) Notice?

Answer: Section 19(a) of the 1940 Act provides that if a registered investment company’s distributions are composed of a source other than net income earned on the underlying holdings, the distribution must be accompanied by a written statement (a “19(a) Notice”) that adequately discloses the sources of the distribution. Net realized short and long-term capital gains and return of capital are examples of other sources from which the Fund’s distribution may be paid. Therefore, in accordance with the 1940 Act, the Fund provides a 19(a) Notice to shareholders, detailing the proportion of the distribution represented by net investment income, net realized short and/or long-term capital gains, and return of capital, as pertinent to the period covered by the distribution.

It is important for shareholders to understand that the calculations in the 19(a) Notice are based on Generally Accepted Accounting Principles (GAAP); on the other hand, the tax characteristics of distributions detailed on the 1099-DIV form that shareholders receive after the end of a calendar year are based on the Internal Revenue Code, which may or may not be equivalent to the GAAP treatment. Shareholders are urged to seek their own professional tax advice regarding this distinction.

The 19(a) Notice also assists you in understanding the Fund’s yield and return characteristics. You should not draw any conclusions about the Fund’s investment performance simply based on the magnitude of the distribution. Yield is a measure of net investment income, relative to the share price, that is distributed to the Fund’s shareholders. A distribution of capital gains, for example, is not considered net investment income. Neither is a return of capital. Therefore, managed distributions consisting of capital gains and/or return of capital do not result in a higher yield or a high yield fund.

Question 12: Will additional information be available to shareholders?

Yes. Current information about the Managed Distribution Plan will be included in the Fund’s annual and semi-annual reports to shareholders and will be posted on the Fund’s website, http://www.dpgfund.com. Through these channels, shareholders will be kept informed of any actions taken by the Board of Directors to modify, suspend, or terminate the Plan.

Board of Directors

DAVID J. VITALE

Chairman

DONALD C. BURKE

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

WILLIAM J. RENAHAN

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated May 7, 2015) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date	06/30/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date	06/30/15

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date	06/30/15